UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 26, 2004
                                                         -----------------


                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      1-31565                 06-1377322
------------------------------    ----------------------    --------------------
      (State or other             Commission File Number      (I.R.S. Employer
      jurisdiction of                                       Identification No.)
      incorporation or
       organization)




                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Item 1.           Changes in Control of Registrant
                  --------------------------------

                  Not applicable.

Item 2.           Acquisition or Disposition of Assets
                  ------------------------------------

                  Not applicable.

Item 3.           Bankruptcy or Receivership
                  --------------------------


                  Not applicable.

Item 4.           Changes in Registrant's Certifying Accountant
                  ---------------------------------------------

                  Not applicable.

Item 5.           Other Events and Regulation FD Disclosure
                  -----------------------------------------

                  On February 26, 2004, the Board of Directors of New York Community Bancorp, Inc. (the "Company") authorized the repurchase of up to five million shares of the Company's common stock. Share repurchases will commence upon completion of the share repurchase authorized by the Board on June 26, 2003, under which approximately 88,000 shares remained available for repurchase.

Item 6.           Resignations of Registrant's Directors
                  --------------------------------------

                  Not applicable.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (a) No financial statements of businesses acquired are required.

                  (b)  Pro forma financial information: None

                  (c) Attached as Exhibit 99.1 is the Company's press release, dated February 26, 2004, announcing the share repurchase authorization.

Item 8.           Change in Fiscal Year
                  ---------------------

                  Not applicable.

Item 9.           Regulation FD Disclosure
                  ------------------------

                  Not applicable.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.
                  -------------------------------------------------------------

                  Not applicable.

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.
                  --------------------------------------------------------------

                  Not applicable.

Item 12.          Results of Operations and Financial Condition.
                  ----------------------------------------------

                  Not applicable.

                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NEW YORK COMMUNITY BANCORP, INC.



Date: February 26, 2004                   /s/ Robert Wann
      -----------------                   ----------------------------
                                          Robert Wann
                                          Senior Executive Vice President
                                           and Chief Operating Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                         Description
-----------                         -----------

Exhibit 99.1                        Press release dated February 26, 2004.